ASSIGNMENT AGREEMENT


     THIS ASSIGNMENT AGREEMENT ("Agreement") dated March 12, 2003, is made and entered into by and between Far Group, Inc. , a Washington corporation (herein referred to as "Far Group"), and Oklahoma Hills Gas, L.P. , a Delaware Limited Partnership (hereinafter referred to as "Oklahoma Hills"), but shall be effective as of February 27, 2003 ("Effective Date"). Far Group and Oklahoma Hills are sometimes separately called a "party" and together referred to herein as "parties."

     WHEREAS, Far Group has acquired all of the right, title, and interest of BWP Gas, L.L.C. in and to a certain Exploration Agreement dated February 27, 2003 (hereinafter referred to as the "Exploration Agreement") providing for the Far Group's participation in the exploration and development of the Potato Hills Deep Prospect located in Latimer and Pushmataha Counties, Oklahoma (hereinafter sometimes referred to as "Potato Hills Deep Prospect"). All of the said undivided interests, working interests, net revenue interests, and contractual rights to acquired by Far Group are more fully described in the Exploration Agreement;

     WHEREAS, Far Group desires to assign all of its rights in the Exploration Agreement and Oklahoma Hills desires to acquire such rights in the Exploration Agreement from Far Group and to assume all obligations and duties relating thereto, in accordance with the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, with the intent to be legally bound, in return for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, including the mutual exchange of covenants and promises herein contained, agree as follows:

     1. Far Group does hereby grant, bargain, sell, transfer, assign and convey to Oklahoma Hills all of Far Group's right, title, and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) currently owned, and to be earned, in and to the Exploration Agreement.

     2. Oklahoma Hills does hereby assume all of the obligations, duties, and/or liabilities under the terms of the Exploration Agreement and the BWP Assignment Agreement (as hereinafter defined), and Oklahoma Hill does hereby agree to indemnify, defend, save and hold harmless Far Group (and its respective affiliates, officers, directors, employees, attorneys, contractors, and agents of Far Group and such affiliates) from any and all claims, causes of action, liabilities, damages of any nature and kind, losses, costs or expenses (including, without limitation, court costs and attorneys fees), arising out of or in any manner related to or connected with the Exploration Agreement and the BWP Assignment Agreement after the Effective Date hereof.



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Assignment  Agreement
FAR GROUP, INC./OKLAHOM HILLS GAS, L.P.
Page 1

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     3.     A  true and correct fully executed copy of the Exploration Agreement is attached hereto as Exhibit "A" and incorporated herein for all purposes. A true and correct copy of the Assignment Agreement by and between BWP and Far Group (hereinafter referred to as the "BWP Assignment Agreement") is attached hereto as Exhibit "B" and incorporated herein for all purposes. The transaction contemplated herein is made expressly subject to the terms and conditions set forth within the BWP Assignment Agreement and the Exploration Agreement.

     4. Simultaneous with the delivery of the executed conveyances of all of Far Group's right, title and interest in and to the Exploration Agreement, Oklahoma Hills shall cause to be issued the "Percentage Interest" (as that term is defined in the Limited Partnership Agreement of Oklahoma Hills Gas, L.P.) in and to Oklahoma Hills as follows:

     Partner                          Percentage Interest
     -------                          -------------------

     Far  Group                       98.0%

     BWP                              1.0%*

     * At such time as Far Group has received the return of all capital invested by Far Group in Oklahoma Hills, the "Percentage Interest" of BWP shall be increased to fifteen percent (15%) and the "Percentage Interest of the Far Group will be decreased to eighty four percent (84%). The Limited Partnership
Agreement  of  Oklahoma  Hills  shall  give  effect  to  the  forgoing.

     5.     Representations  and  Warranties  of Far Group. Far Group represents
            ----------------------------------------------
and  warrants  to  Oklahoma  Hills  as  follows:

          a.   Organization.  Far Group is a corporation duly organized, validly
               ------------
               existing, and in good standing under the laws of the State of Washington.

          b.   Authority  and  Conflicts. Far Group has full power and authority
               -------------------------
               to carry on its business as presently conducted, to enter into this Agreement, and to perform its obligations under this Agreement. The execution and delivery of this Agreement by Far Group does not, and the consummation of the transactions contemplated by this Agreement shall not violate, conflict with, or require the consent of any person or entity under any provision of Far Group's bylaws or other governing documents, any material agreements or contracts to which Far Group is a party, or any material agreements or contracts concerning the Exploration Agreement and/or the BWP Assignment Agreement. The execution and delivery of this Agreement has been, and the performance of this Agreement and the transactions contemplated by this Agreement shall be at the time required to be performed, duly and validly authorized by all requisite corporate action on the part of Far Group.


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Assignment  Agreement
FAR GROUP, INC./OKLAHOM HILLS GAS, L.P.
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          c.   Enforceability.  This  Agreement  has  been  duly  executed  and
               --------------
               delivered on behalf of Far Group and constitutes the legal and binding obligation of Far Group enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, or moratorium statues, equitable principles, or other similar laws affecting the rights of creditors generally ("Equitable Limitations").

          d.   Litigation  and  Claims.  There are no pending suits, actions, or
               -----------------------
               other proceedings in which Far Group is a party (or, to Far Group's knowledge, which have been threatened to be instituted against Far Group) which affect Far Group's interest to be transferred hereunder, in any material respect or effecting the execution and delivery of this Agreement or the consummation of the transaction contemplated herein.

          e.   Accuracy  of  Representations.  To  the  best  of  Far  Group's
               -----------------------------
               knowledge, no representation or warranty by Far Group in this Agreement or any agreement or document delivered by Far Group pursuant to this Agreement contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in any representation or warranty, in light of the circumstances under which it was made, not misleading

          f.   Encumbrances.  Far  Group  shall  also represent and warrant that
               ------------
               there are no liens, encumbrances, reversions or reassignment obligations caused by Far Group adverse to or affecting the interest to be assigned hereunder, other than those identified in the Exploration Agreement and the BWP Assignment Agreement.

     6.   Representations  by  Oklahoma  Hills. Oklahoma Hills represents to Far
          ------------------------------------
Group  that  the  following  statements  are  true  and  correct:

          a.   Organization.  Oklahoma  Hills  is  a  limited  partnership  duly
               ------------
               organized and legally existing under the laws of the State of Delaware and has the power and authority to carry on its business as presently conducted, to own and hold the Exploration Agreement, and to perform all obligations required by this Agreement, the BWP Assignment Agreement, and the Exploration Agreement.

          b.   Authority.  The execution and delivery of this Agreement has been
               ---------
               authorized by all necessary action, partnership, corporate and otherwise, on the part of Oklahoma Hills. Execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate or be in conflict with any agreement, instrument, judgment, order, decree, law or regulation by which Oklahoma Hills is bound.


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Assignment  Agreement
FAR GROUP, INC./OKLAHOM HILLS GAS, L.P.
Page 3

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          c.   Binding  Agreement.  Subject  to  laws  and  equitable principles
               ------------------
               affecting the rights of creditors, this Agreement is a binding obligation of Oklahoma Hills enforceable according to its terms. There are neither bankruptcy nor reorganization proceedings pending or, to Oklahoma Hills' knowledge, threatened against Oklahoma Hills.

          d. EXCEPT AS SET FORTH HEREIN, OKLAHOMA HILLS IS NOT RELYING ON ANY STATEMENT OR ANY INFORMATION PROVIDED BY FAR GROUP OR BWP IN ITS DECISION TO ACQUIRE THE RIGHTS TO THE EXPLORATION AGREEMENT AND ASSUME THE OBLIGATIONS AND DUTIES OF THE EXPLORATION AGREEMENT. OKLAHOMA HILLS HEREBY WAIVES AND ACKNOWLEDGES THAT NEITHER FAR GROUP NOR BWP HAS MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AND OKLAHOMA HILLS HEREBY EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION AND WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT OR RELATING TO (1) TITLE TO ANY OF THE PROPERTIES IDENTIFIED IN THE EXPLORATION AGREEMENT, (2) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION RELATING TO THE PROPERTIES, (3) THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY INFORMATION, DATA, OR OTHER MATERIALS (WHETHER WRITTEN OR ORAL) NOW, HERETOFORE, OR HEREAFTER, FURNISHED TO OKLAHOMA HILLS BY OR ON BEHALF OF FAR GROUP, (4) THE QUANTITY, QUALITY, OR RECOVERABILITY OF PETROLEUM SUBSTANCES IN OR FROM THE PROPERTIES IDENTIFIED IN THE EXPLORATION AGREEMENT, (5) ANY ESTIMATES OF THE VALUE OF THE PROPERTIES IDENTIFIED IN THE EXPLORATION AGREEMENT OR FUTURE REVENUES TO BE GENERATED BY THE PROPERTIES IDENTIFIED IN THE EXPLORATION AGREEMENT, INCLUDING, WITHOUT LIMITATION, PRICING ASSUMPTIONS OR THE ABILITY TO SELL OR MARKET ANY PETROLEUM SUBSTANCES AFTER CLOSING, (6) THE PRODUCTION OR RATES OF PRODUCTION OF PETROLEUM SUBSTANCES FROM THE PROPERTIES IDENTIFIED IN THE EXPLORATION AGREEMENT, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES THEREFROM, (7) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN, OR MARKETABILITY OF THE PROPERTIES IDENTIFIED IN THE EXPLORATION AGREEMENT, OR, (9) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE


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Assignment  Agreement
FAR GROUP, INC./OKLAHOM HILLS GAS, L.P.
Page 4

               OR COMMUNICATED IN ANY MANNER WHATSOEVER TO OKLAHOMA HILLS, OR ITS PARTNERS, AFFILIATES, OR ITS OR THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO. OKLAHOMA HILLS FURTHER EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, RELATING TO THE CONDITION OF ANY IMMOVABLE PROPERTY, MOVABLE PROPERTY, EQUIPMENT, INVENTORY, MACHINERY, FIXTURES, AND PERSONAL PROPERTY CONSTITUTING PART OF THE PROPERTY INCLUDING, WITHOUT LIMITATION, (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS,
               (D) ANY RIGHTS OF OKLAHOMA HILLS UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, (E) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT, (I) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM REHIBITORY VICES OR DEFECTS OR OTHER VICES OR DEFECTS, WHETHER KNOWN OR UNKNOWN, (G) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW NOW OR HEREAFTER IN EFFECT, AND (H) ANY IMPLIED OR EXPRESS WARRANTY REGARDING ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT, OR PROTECTION OF THE ENVIRONMENT OR HEALTH, IT BEING THE EXPRESS INTENTION OF FAR GROUP AND OKLAHOMA HILLS THAT THE IMMOVABLE PROPERTY, MOVABLE PROPERTY, EQUIPMENT, INVENTORY, MACHINERY, FIXTURES, AND PERSONAL PROPERTY SHALL BE CONVEYED TO OKLAHOMA HILLS "AS IS, WHERE IS" AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR, AND OKLAHOMA HILLS REPRESENTS TO FAR GROUP THAT OKLAHOMA HILLS HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS WITH RESPECT TO THE IMMOVABLE PROPERTY, MOVABLE PROPERTY, EQUIPMENT, INVENTORY, MACHINERY, FIXTURES, AND PERSONAL PROPERTY AS OKLAHOMA HILLS DEEMS APPROPRIATE AND NECESSARY, AND OKLAHOMA HILLS ACCEPTS THE IMMOVABLE PROPERTY, MOVABLE PROPERTY, EQUIPMENT, INVENTORY, MACHINERY, FIXTURES, AND PERSONAL PROPERTY "AS IS, WHERE IS" IN


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Assignment  Agreement
FAR GROUP, INC./OKLAHOM HILLS GAS, L.P.
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
               THEIR PRESENT CONDITION AND STATE OF REPAIR. THE PARTIES AGREE THAT THIS PARAGRAPH CONSTITUTES A CONSPICUOUS LEGEND.

          e.   Securities  Laws.  Oklahoma  Hills  is  acquiring the Exploration
               ----------------
               Agreement and the Properties identified therein for its own account and not with the intent to make a distribution in violation of the Securities Act of 1933, as amended. Oklahoma Hills acknowledges that it and its partners, officers, and/or directors are experienced in investments with limited liquidity through a variety of entities and vehicles including but not limited to Limited Partnerships and private placements and is a Accredited Investor as that term is defined in the Securities Act of 1933, as amended. Oklahoma Hills, at its sole risk and expense, has had unrestricted access during normal business hours to the Exploration Agreement, the Properties identified therein, the land files and accounting, engineering, operational, geological and geophysical data, less and except those deemed proprietary by Far Group. Oklahoma Hills has conducted its own independent evaluation of the Exploration Agreement and the Properties identified therein.

     7.   Conditions  Precedent  to  Closing.
          -----------------------------------

          7.1. Conditions  Precedent  to  Obligations  of  Oklahoma  Hills.  The
               ------------------------------------------------------------
obligations of Oklahoma Hills under this Agreement are expressly subject to completion of each of the following conditions:

               1. Each and every representation and warranty of Far Group made to Oklahoma Hills under this Agreement shall be true and accurate in all material respects.

               2. Far Group shall have performed and complied in all material respects with (or compliance therewith shall have been waived by Oklahoma Hills) each and every covenant and agreement required by this Agreement to be performed, or complied with by Far Group.

               3. No suit, action, or other proceedings, shall be pending or threatened before any court or government agency seeking to restrain, prohibit, or obtain material damages or other material relief in connection with the consummation of the transaction contemplated by this Agreement.


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Assignment  Agreement
FAR GROUP, INC./OKLAHOM HILLS GAS, L.P.
Page 6

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          7.2  Conditions  Precedent  to  Obligations  of  Far  Group.  The
               ------------------------------------------------------
obligations of Far Group under this Agreement are expressly subject to each of the following conditions being met:

               a. Each and every representation of Oklahoma Hills under this Agreement shall be true and accurate in all material respects.

               b. Oklahoma Hills shall have performed and complied in all material respects with (or compliance therewith shall have been waived by Far Group) each and every covenant and agreement required by this Agreement to be performed or complied with by Oklahoma Hills.

               c. No suit, action, or other proceedings shall be pending or threatened before any court or government agency seeking to restrain, prohibit, or obtain material damages or other material relief in connection with the consummation of the transaction contemplated by this Agreement.

     8.   Closing.
          -------

          a. Actions at Closing. The Closing of the transaction contemplated hereby shall take place in the offices of BWP Gas, L.L.C. located at 5858 Westheimer, Suite 708, Houston, Texas 77057, on or before April 26, 2003, or at such other date and time as Far Group and Oklahoma Hills may mutually agree, being herein called the "Closing Date". At the Closing:

               (i)  Delivery  of  Conveyance.  Far  Group  shall  execute,
                    ------------------------
                    acknowledge, and deliver to Oklahoma Hills, in a mutually acceptable form, an Assignment and Bill of Sale ("Conveyance").

              (ii)  Issuance  of  Percentage  Interest.  Oklahoma  Hills, by and
                    ----------------------------------
                    through its General Partner, shall issue the to the Far Group and BWP the Percentage Interest in Oklahoma Hills Gas, L.P.

             (iii)  Execution  and  Delivery  of  Amended  Limited Partnership
                    ----------------------------------------------------------
                    Agreement.  The  Limited  Partnership  Agreement of Oklahoma
                    ---------
                    Hills Gas, L.P. shall be, to the extent necessary, amended to reflect the transaction contemplated hereby. The Amended Limited Partnership Agreement shall be executed by Far Group, BWP, the General Partner, and all other parties thereto.


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Assignment  Agreement
FAR GROUP, INC./OKLAHOM HILLS GAS, L.P.
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     9.     Notice. All notices required or permitted under this Agreement shall
            ------
be effective upon receipt if personally delivered, if mailed by registered or certified mail, postage prepaid, or if delivered by telegram, telecopy or facsimile if directed to the parties as follows:




     TO Far Group:                            TO Oklahoma Hills:

     Far Group, Inc.                          C/O NANG, Inc.
     9594 First Avenue N.E., Suite  675       210-580 Hornby Street
     Seattle, Washington 98115                Vancouver, B.C. V6C 3B6

     Facsimile:  (604)  684-0342              Facsimile: (604) 687-3496

Any party may give written notice of a change in the address or individual to whom delivery shall be made provided such notice is given at least ten (10) business days prior to becoming effective.

     10.  Miscellaneous  Matters.
          ----------------------

          a.   Choice  of  Law.  TIME  IS OF THE ESSENCE IN THIS AGREEMENT. This
               ---------------
               Agreement and all operations hereunder shall be subject to all valid and applicable laws, orders, rules and regulations of any governmental body having jurisdiction over such operations. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the substantive laws of the State of Delaware. Far Group and Oklahoma Hills agree that any dispute that arises with respect to this agreement shall be arbitrated by a panel of three (3) arbitrators in accordance with the rules of the American Arbitration Association ("Rules"). The panel of arbitrators will consist of one (1) arbitrator appointed by Oklahoma Hills, one (1) arbitrator appointed by Far Group, and one (1) arbitrator selected by the two (2) appointed arbitrators. The decision of the arbitration panel rendered pursuant to the Rules shall be binding and non-appealable upon the parties and may be enforced in any court of competent jurisdiction. Any arbitration proceedings pursuant to this Agreement shall be held in Houston, the Parties hereto execute an single counterpart hereof, and this Agreement shall be effective when each party hereto has executed a counterpart hereof (whether or not any other party has executed the same counterpart).


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Assignment  Agreement
FAR GROUP, INC./OKLAHOM HILLS GAS, L.P.
Page 8

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EXECUTED  on  the  date  first  written  above  and shall be effective as of the
Effective  Date.

FAR GROUP, INC.                         OKLAHOMA HILLS GAS, L.P.

"Far Group"                             "Oklahoma Hills"

By: "Harry J. Briscoe"                  By: "Harry J. Briscoe"
    --------------------                    --------------------------------
                                              Harry J. Briscoe President of
                                              ----------------
                                              NANG, Inc., General Partner
                                              Of Oklahoma Hills Gas, L.P.

Title:  President & CEO
        -----------------


NANG, NC. **

By:  "Harry J. Briscoe"
   ---------------------------

Title:  President
   ---------------------------

     * *NANG, Inc. joins in the execution of this Agreement solely for the purpose of acknowledging its obligation as the General Partner of Oklahoma Hills Gas, L.P. to effectuate the assignment and transfer of the limited partnership interests identified in Paragraph 4 hereinabove and to consent to the assignment of the limited partnership interests as set forth therein.


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Assignment  Agreement
FAR GROUP, INC./OKLAHOM HILLS GAS, L.P.
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